UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 24, 2025

NORTHANN CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-56051	82-2911016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2251 Catawba River Rd
Fort Lawn
, SC
29714
(Address of Principal Executive Office) (Zip Code)

(
916
)
573 3803
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On May 24, 2025, approved by its audit committee of the board of directors, Northann Corp. (the “Company”) dismissed WWC, P.C. (“WWC”) from its position as the independent registered public accounting firm for the Company.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through May 23, 2025, the date of dismissal, there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and WWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WWC, would have caused WWC to make reference to the subject matter of the disagreements in connection with its reports on financial statements of the Company for such years. During this same period, there were no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions under the Exchange Act).

WWC’s audit report on the consolidated financial statements as of and for the fiscal year ended December 31, 2024 had not yet been issued at the time of dismissal. Neither of WWC's audit reports for the two preceding fiscal years ended December 31, 2023 or December 31, 2022 contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided WWC with a copy of the foregoing disclosures under Item 4.01 on Form 8-K prior to filing it with the U.S. Securities and Exchange Commission (“SEC”) and has requested that WWC furnish to the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in this Item 4.01 on Form 8-K. A copy of WWC’s letter, dated May 24, 2025, is attached as Exhibit 16.1 to this report on Form 8-K.

The Company is currently seeking engagement with a new independent registered public accounting firm and will file a Form 8-K/A when the new independent registered public accounting firm has been appointed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter dated May 24, 2025 from WWC. P.C. addressed to the U.S. Securities and Exchange Commission confirming the disclosure contained in Item 4.01 of this report on Form 8-K.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHANN CORP.

Date: May 27 , 2025	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chief Executive Officer

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